EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Philippe Goix, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Avant Diagnostics, Inc. for the period ended June 30, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Avant Diagnostics, Inc.

Date: September 25, 2017	By	/s/ Philippe Goix
Philippe Goix
Chief Executive Officer
(Principal Executive Officer)